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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of Danninger Medical Technology, Inc. (the "Corporation") whose signature appears below hereby appoints Edward R. Funk or Joseph A. Mussey, or either of them, as his attorney-in-fact to sign, in his name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Registration Statement on Form S-2 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, Convertible Subordinated Debentures (the "Debentures") of the Corporation, and likewise to sign and file any amendments, including post-effective amendments, to the Debentures, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf off the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 25, 1996.

DIRECTORS/OFFICERS:

SIGNATURE                                  TITLE
- ---------                                  -----
/s/ Joseph A. Mussey                       President, Chief Executive Officer, and
- -----------------------------              Treasurer
Joseph A. Mussey                           (Principal Executive Officer)

/s/ Paul A. Miller                         Vice President and Chief Financial Officer
- -----------------------------              (Principal Accounting Officer)
Paul A. Miller

/s/ Edward R. Funk                         Chairman of the Board of Directors
- -----------------------------
Edward R. Funk, Ph.D.

/s/ Daniel A. Funk                         Director
- -----------------------------
Daniel A. Funk, M.D.

/s/ Daniel A. Gregorie                     Director
- -----------------------------

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                                                                      EXHIBIT 24

Daniel A. Gregorie, M.D.

/s/ Herbert J. Kahn                        Director
- -----------------------------
Herbert J. Kahn

/s/ Curtis A. Loveland                     Director
- -----------------------------
Curtis A. Loveland

/s/ C. Craig Waldbillig                    Director
- -----------------------------
C. Craig Waldbillig

/s/ Peter H. Williams                      Director
- -----------------------------
Peter H. Williams

/s/ Robert J. Williams                     Director
- -----------------------------
Robert J. Williams

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